UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2007

Merrill Lynch Mortgage Trust 2007-C1

(Exact Name of the Issuing Entity)
Commission File Number of the Issuing Entity: 333-1422235-02

Merrill Lynch Mortgage Lending, Inc.

(Exact Name of the Sponsor as Specified in Its Charter)

Merrill Lynch Mortgage Investors, Inc.

(Exact Name of the Registrant as Specified in Its Charter)
Commission File Number of the Registrant: 333-1422235

Delaware

(State or Other Jurisdiction of Incorporation)

333-1422235-02 (Commission File Number)	13-3416059 (IRS Employer Identification No.)

4 World Financial Center, 16th Floor 250 Vesey Street, New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

(212) 449-1000
(Registrant’s Telephone Number, Including Area Code)

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2007, a pooling and servicing agreement, dated as of August 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the “Registrant”), KeyCorp Real Estate Capital Market, Inc., as master servicer no. 1, Wells Fargo Bank, National Association, as master servicer no. 2, Centerline Servicing Inc., as special servicer, Wells Fargo Bank, National Association, as certificate administrator, LaSalle Bank National Association, as custodian and U.S. Bank National Association, as trustee. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Merrill Lynch Mortgage Trust 2007-C1 (the “Merrill Lynch Mortgage Trust 2007-C1”), Commercial Mortgage Pass-Through Certificates, Series 2007-C1 (the “Certificates”). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class AM, Class AJ, Class B, Class C and Class D (collectively, the “Publicly-Offered Certificates”), were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-1422235) and were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), pursuant to an underwriting agreement dated as of July 31, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MLML Mortgage Loans”) were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. (“MLML”) as seller pursuant to a mortgage loan purchase agreement dated as of July 31, 2007 (the “MLML Mortgage Loan Purchase Agreement”). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the “GECC Mortgage Loans”, the “LaSalle Mortgage Loans”, the “Wells Fargo Mortgage Loans”, and, together with the MLML Mortgage Loans, the “Mortgage Loans”) were acquired by the Registrant from General Electric Capital Corporation (“GECC”), LaSalle Bank National Association (“LaSalle”) and Wells Fargo Bank, National Association (“Wells Fargo”) as sellers pursuant to the mortgage loan purchase agreements dated as of July 31, 2007 (the “GECC Mortgage Loan Purchase Agreement”, the “LaSalle Mortgage Loan Purchase Agreement” and the “Wells Fargo Mortgage Loan Purchase Agreement”, respectively, and, together with the MLML Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”).

Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, GECC, LaSalle or Wells Fargo, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on August 14, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-1422235-02, for the Merrill Lynch Mortgage Trust 2007-C1, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the Merrill Lynch Mortgage Trust 2007-C1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 18, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC.
By:	/s/ David M. Rodgers
	Name:	David M. Rodgers
	Title:	Executive Vice President, Chief Officer in Charge of Commercial Mortgage Securitization